Exhibit 10.43

AMENDMENT TO

EXLSERVICE HOLDINGS INC.

2006 OMNIBUS AWARD PLAN

The ExlService Holdings, Inc. 2006 Omnibus Award Plan (the “Plan”) is hereby amended as follows, effective September 29, 2006:

1. Section 2 (mm) of the Plan is amended to read as follows:

““Senior Participant” shall mean each of the Chief Executive Officer and the President of the Company and an employee of the Company or an Affiliate that is designated as a member of the Advisory Council (or its successor) or an employee that regularly attends the regularly scheduled meetings of the Advisory Council (or its successor) as a special invitee thereof.”

2. Section 5(a) of the Plan is amended to read as follows:

“Subject to Section 13, the aggregate number of shares of Stock in respect of which Awards may be granted under the Plan is 1,651,077 shares;”

3. Continuing Effect of Plan. Except as expressly modified hereby, the provisions of the Plan are and shall remain in full force and effect.

IN WITNESS HEREOF, the undersigned have acknowledged and executed this amendment to the Plan as of the date set forth above.

EXLSERVICE HOLDINGS, INC.

By:	/s/ Rohit Kapoor
Name:	Rohit Kapoor
Title:	President and Chief Financial Officer